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                                  EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS





We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Pacific Greystone Corporation 1996 Stock Option and Award Plan of our report dated January 24, 1996 included in the Pacific Greystone Corporation Annual Report on Form 10-K for the year ended December 31, 1995.



                                             ERNST & YOUNG LLP


Los Angeles, California
June 25, 1996